SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2013

Date of Report (Date of earliest event reported)

Armada Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

5220 Spring Valley Road
Suite 615
Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(972) 490-9595

(Registrant’s telephone number, including area code)

10777 Westheimer Rd.

Suite 1100

Houston, Texas 77042

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation of the Asset Purchase Agreement and Plan of Reorganization dated as of November 14, 2012, as amended by Amendment No. 1 thereto dated as of February 19, 2013 (the “Acquisition Agreement”), among Armada Oil, Inc., a Nevada corporation (“Armada,” “we” or “us”), Mesa Energy Holdings, Inc., a Delaware corporation (“Mesa,”), and Mesa Energy, Inc., a corporation organized under the laws of the State of Nevada (“MEI”), pursuant to which Mesa has sold to Armada and Armada has purchased from Mesa, 100% of the issued and outstanding shares of MEI, constituting substantially all of Mesa’s assets (the “Acquisition”). The Acquisition closed (the “Closing”) on March 28, 2013, and MEI is now a wholly owned subsidiary of Armada.

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Closing, The F&M Bank & Trust Company (“Lender”), under the Loan Agreement (the “Loan Agreement”) dated July 22, 2011, among the Lender, MEI, as Borrower, and Mesa, Tchefuncte Natural Resources, LLC (“TNR”), a Louisiana limited liability company and subsidiary of MEI, and Mesa Gulf Coast, LLC (“MGC”), a Texas limited liability company and subsidiary of MEI, as Guarantors, consented to the consummation of the transactions contemplated by the Acquisition Agreement and released Mesa from its obligations as a guarantor of MEI’s obligations under the Loan Agreement. Armada simultaneously provided a substitute guaranty of MEI’s obligations under the Loan Agreement. A copy of the form of Armada’s guaranty to the Lender is filed as an exhibit to this Report.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 28, 2013, the Closing of the Acquisition occurred, and Armada acquired substantially all of the assets of Mesa.

As consideration for the Acquisition, Mesa received and will distribute to Mesa stockholders 0.40 shares of Armada common stock (the “Acquisition Consideration”) for each share of Mesa common stock that a Mesa stockholder owned as of the close of business on March 27, 2013, the business day immediately preceding the closing date of the Acquisition (other than shares owned by Mesa as treasury stock). No fractional Armada common shares will be issued. Mesa stockholders to whom fractional shares would have otherwise been issued will be entitled to receive a number of shares of Armada common stock rounded up or down to the nearest whole share (with a fractional interest equal to 0.5 rounded upward to the nearest whole number); provided that each Mesa stockholder shall receive at least one share of Armada common stock.

Additionally, as part of the Acquisition, Armada assumed all outstanding stock options and restricted stock awards, whether or not vested, and warrants previously granted or issued by Mesa, with each such award or warrant entitling the holder to receive a number of shares of Armada common stock equal to 0.40 multiplied by the number of Mesa common shares subject to the original award or warrant (with any fraction rounded to the nearest whole number, and with 0.5 shares rounded upward, unless such Mesa award or warrant provides for different treatment of fractions of a share in such circumstances), with an exercise price per share (if applicable) equal to the exercise price of the original Mesa award or warrant divided by 0.40 (rounded to the nearest whole cent, and with $0.005 rounded upward, unless the Mesa award or warrant provides for different treatment of fractions of a cent in such circumstances), and with the same vesting schedule (if any) and other terms as the original award or warrant.

Shares of Armada common stock are currently quoted on the OTCQB under the symbol “AOIL.”

2

In accordance with the Acquisition Agreement, after the distribution of the Acquisition Consideration, Mesa will be wound up and dissolved and will cease its corporate existence (the “Dissolution”).

The information contained in Armada’s Registration Statement on Form S-4 as filed with the Securities and Exchange Commission (the “SEC”) and declared effective on March 15, 2013 (the “Registration Statement”), under the captions “The Acquisition — Interests of Mesa’s Executive Officers and Directors in the Acquisition” beginning on page 78 and “The Acquisition Agreement,” “The Assignment and Assumption,” “The Voting Agreements,” “Description of Armada’s Securities” and “Comparison of Stockholder Rights” beginning on page 145 is incorporated herein by reference.

The foregoing description of the Acquisition, and of the rights of holders of common stock of the Mesa and of Mesa stock options, restricted stock awards and warrants under the Acquisition Agreement (including the descriptions incorporated herein by reference), does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement and the Assignment and Assumption Agreement, copies of which are filed as Exhibits 2.1, 2.2 and 10.2 to the Registration Statement, and are incorporated into this Item by reference.

Item 5.01  Changes in Control of Registrant

The disclosure in Item 2.01 above is incorporated into this Item by reference. As a result of the distribution of the Acquisition Consideration, the pre-Acquisition stockholders of Mesa and Armada will hold approximately 62.4% and 37.6%, respectively, of the total issued and outstanding shares of Armada common stock after the closing of the Acquisition and the distribution of the Acquisition Consideration.

As a result of the distribution of the Acquisition Consideration, Randy M. Griffin, Mesa’s Chairman of the Board and Chief Executive Officer, will beneficially own approximately 8.7% of the outstanding common stock of Armada, Ray L. Unruh, Mesa’s President, Secretary and Director, will beneficially own approximately 5.9% of the outstanding common stock of Armada, David L. Freeman, Mesa’s Executive Vice President – Oil and Gas Operations, will beneficially own approximately 6.1% of the outstanding common stock of Armada, and Mesa’s directors and executive officers as a group will beneficially own approximately 22.4% of the outstanding common stock of Armada.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the Registration Statement, Jatinder S. Bhogal, Will E.D. Matthews and David Moss resigned as Directors of Armada effective upon the Closing on March 28, 2013. To the knowledge of the Company, their resignations as Directors were not because of any disagreement with Armada on any matter relating to the Armada’s operations, policies or practices.

On March 28, 2013, Randy M. Griffin, as Chairman, Ray L. Unruh, Marceau Schlumberger and Fred B. Zaziski were appointed to serve as members of Armada’s Board of Directors, as required by the Acquisition Agreement, to hold office until the next election of Directors by the shareholders and their successors are duly elected and qualified, or until their earlier resignation or removal.

Randy M. Griffin, 59, has served as Mesa’s Chairman of the Board of Directors and Chief Executive Officer since August 31, 2009. He had served in the same capacities for Mesa Energy, Inc. and its predecessor entity, Mesa Energy, LLC, since its inception in April 2003. Mr. Griffin’s responsibilities include oversight of the business and administrative activities of Mesa as well as direction of the ongoing effort to identify, acquire, and develop high-quality drilling and production prospects. He performed the same functions for MEI’s predecessor entity, Mesa Energy, LLC, from its inception in April 2003. From March 2001 until March 2003, Mr. Griffin was associated with a Dallas-based group of companies engaged in oil and gas exploration and development, pipeline development and construction, land management and lease acquisition. During that period, he served as President of Southwest Land Management, L.P., and Americo Gas Pipeline, LLC, where he was responsible for prospect and lease generation, land management and pipeline development. Mr. Griffin graduated from East Texas State University in May 1975 with a degree in Finance and Business Management.

3

Ray L. Unruh, 65, has served as Mesa’s President, Secretary and a director since August 31, 2009. He had served in the same capacities for Mesa Energy, Inc. and its predecessor entity, Mesa Energy, LLC, since its inception in April 2003. Mr. Unruh’s responsibilities include oversight and management of company operations including drilling and land management. He performed the same functions for MEI’s predecessor entity, Mesa Energy, LLC, from its inception in April 2003. From March 1999 until March 2003, Mr. Unruh served as Vice-President of Santa Fe Petroleum, L.L.C. and President of its operating affiliate, TexTron Southwest, LLC. Mr. Unruh left Santa Fe Petroleum, LLC and TexTron Southwest, LLC, in March 2003 with Mr. Griffin to form and operate Mesa Energy, LLC. Previously, Mr. Unruh performed management and financial consulting services for Texas Northern Oil Company in the early 1990’s and Phoenix Resources, LLC from 1995 to 1998. He owned and operated Red River Energy and Supply Company, an oil field equipment company in the early 1980’s. Mr. Unruh attended Oklahoma State University, where he majored in Business Administration and Finance.

Marceau Schlumberger, 41, is a partner of Coral Reef Capital and, along with the other partners, shares responsibility for all major management and operational functions of the firm. Prior to Coral Reef, from 2004-2008, he was a Principal of Columbus Nova, a New York-based investment firm with $2.5 billion of capital, where he was responsible for sourcing, structuring, negotiating and managing private equity investments and buyouts of middle market companies. At Columbus Nova, he led several successful transactions, such as the leveraged buyout of defense firm Cyalume Technology Holding, Inc, and the land finance and development partnerships with publicly traded Hovnanian Enterprises Inc.

Prior to Columbus Nova, from 1999-2003, Mr. Schlumberger was an Associate at Triumph Capital, a private equity fund with $950 million of capital where he was responsible for sourcing and executing structured equity investments for growing middle market business services and healthcare companies. Prior to joining Triumph, Mr. Schlumberger was a founding member and analyst of Smith Barney’s Asia Investment Banking Group. Prior to that, he was an Analyst at Zilkha & Co., a buy-side M&A advisory and merchant banking firm.

Mr. Schlumberger currently serves on the board of directors of Shawnee Exploration, Microline Surgical Inc. (also member of the Compensation Committee), Rawhide Mining LLC (also Chairman and member of the Audit Committee), and Craig Michaels, Inc. Previously he served on the boards of Pacific Building Care, Cyalume Technologies, Inc. and ISCON Video Imaging. Mr. Schlumberger received a BA from Yale University and a MBA from The Wharton School.

Fred B. Zaziski, 59, was appointed to the Board of Directors of Mesa on January 5, 2010. Mr. Zaziski was President and CEO of Epsilon Energy Ltd. (TSX: EPS), a publicly traded exploration and production company based in Toronto and Houston, from June 2007 to May 2009. From March 2007 until July 2008, Mr. Zaziski served as President and Chairman of PetroSouth Energy Corp. (OTCBB: PSEG), another publicly traded exploration and production company based in Houston, and from October 2004 to January 2007, he served as President, CEO and a Director of Falcon Natural Gas Corp., Houston (FNGC.PK). Prior to 2004, Mr. Zaziski worked in a number of senior management capacities for a number of other oil & gas companies including National Petroleum Technology Company, Saudi Arabia (1997 – 1999) and Halliburton Energy Services, Bahrain (1977 – 1997). Mr. Zaziski graduated from Pennsylvania State University with a BSc, in petroleum engineering in 1976. He received an MBA in Organizational Management and a Masters in International Business from Cairo University, Egypt in 1986 and 1987, respectively. He is a member of the Society of Petroleum Engineers, the American Petroleum Institute and the American Society of Mechanical Engineers.

4

On March 28, 2013, Armada’s Board of Directors made the following appointments to the committees of the Board:

  The Audit Committee of the Board consists of Eric C. Wold, Chairman, Kenneth T. Hern and Marceau Schlumberger.

  The Compensation Committee of the Board consists of Fred B. Zaziski, Chairman, Kenneth T. Hern and Eric C. Wold.

  The Governance and Nominating Committee of the Board consists of Kenneth T. Hern, Chairman, Fred B. Zaziski and Marceau Schlumberger.

On March 28, 2013, the following persons were appointed by Armada’s Board of Directors to hold the following offices, to serve at the pleasure of the Board:

•	Randy M. Griffin, Chief Executive Officer

•	James J. Cerna, Jr., President

•	David L. Freeman, Chief Operating Officer

•	Rachel L. Dillard, Chief Financial Officer

James J. Cerna, Jr., 44, has served as Armada’s President, Chief Executive Officer and a Director since July 29, 2011. Mr. Cerna is a successful company leader with 20 years’ experience in the energy industry and publicly traded companies. Mr. Cerna has served as an executive and director with companies listed on NYSE MKT, NASDAQ, and OTCBB markets. He has been a trusted advisor to the boards of several traditional and green energy companies. Mr. Cerna was appointed to his position as Director of Mesa Energy on December 2009. From 2006 to 2009 Mr. Cerna served as Chairman of the Board and CEO of Lucas Energy, Inc. (NYSE MKT: LEI). From 2004 to 2006 Mr. Cerna was President of the privately held Lucas Energy Resources. Prior to joining Lucas Energy, Mr. Cerna was the Chief Oil and Gas Analyst and CFO of Petroleum Partners LLC from 2001 to 2004. Mr. Cerna was the manager of the GT Global/AIM Funds performance analysis group in San Francisco. Mr. Cerna has received five certificates of achievement from the Institute of Chartered Financial Analysts. He is honored by Strathmore's Who's Who for leadership and achievement in the Finance Industry. Lieutenant Cerna is an active officer and pilot with the Civil Air Patrol, U.S. Air Force Auxiliary, Squadron 192, California Wing. Mr. Cerna earned his B.S. in Business Administration, Finance from California State University, Chico, CA.

David L. Freeman, 55, has served as Mesa’s Executive Vice President – Oil and Gas Operations since August 31, 2009. He has served in the same position with MEI since January 1, 2008. Mr. Freeman has over thirty years’ experience in oil and gas operations, business development, and property transactions. From 2003 until July 2005, Mr. Freeman worked as an acquisition consultant to Celebrex Energy, LLC. From August 2005 until July 2006, Mr. Freeman generally spent his time involved in cleanup activities related to Hurricane Katrina. He subsequently worked as Manager and a partner in Poydras Energy Partners, LLC until January 2008. Early in his career, Mr. Freeman received extensive training in Electronics Technology and Business Management at Delgado Junior College, Port Sulphur Vo-Tech School, and Our Lady of Holy Cross College, as well as 500 hours of professional training in petroleum production operations at the Petroleum Institute of Technology.

5

Rachel L. Dillard, CPA, 61, has served as Mesa’s Chief Financial Officer since September 19, 2011. She began her career in oil and gas in 1996 with CDX Gas. In an association that concluded at the end of 2006, she served CDX both as a consultant to the Chief Executive Officer and Chief Financial Officer and as an employee in matters of financial analysis, natural gas marketing and balancing, investor relations and payout analysis. As Director of Financial Services, she centralized management of fixed assets and implemented the process of automated calculation and recording of depletion, depreciation, and amortization of pools of fixed assets, including oil and gas properties under the full cost method, of approximately $500 million.

The Board has determined that Messrs. Hern, Wold, Zaziski and Schlumberger are “independent” under Section 10A of the Securities Exchange Act of 1934, as amended, and the applicable rules of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of the NYSE MKT

The disclosures set forth under the caption “Transactions with Related Persons, Promoters and Certain Control Persons—Armada” beginning on page 136 of the Registration Statement is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 28, 2013, Armada’s Board of Directors amended and restated its By-Laws in their entirety to read as set forth in Exhibit 3.1 filed with this Report.

On March 28, 2013, Armada’s Board of Directors changed Armada’s fiscal year end from March 31 to December 31 of each year beginning with its 2013 fiscal year. The report covering the transition period will be filed on Form 10-Q.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Financial statements of Mesa for the periods specified in Rule 8-04(b) of Regulation S-X (17 CFR 210.8-04(b)) are incorporated by reference herein from pages F-36 through F-79 of the Registration Statement.

(b) Pro forma financial information.

Pro forma financial information required pursuant to Rule 8-05 of Regulation S-X (17 CFR 210.8-05) is incorporated by reference herein from pages B-1 through B-9 of Mesa’s Definitive Proxy Statement dated March 15, 2013, filed with the SEC on that date.

(d) Exhibits.

The following Exhibits are being filed with this Report.

6

In reviewing the agreements included as exhibits to this Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about Armada, Mesa or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about Armada and Mesa may be found elsewhere in this registration statement and their other public filings, which are available without charge through the SEC’s website at www.sec.gov.

Exhibit Number	Description

2.1	Asset Purchase Agreement and Plan of Reorganization dated as of November 14, 2012, among Armada, Mesa and MEI (incorporated by reference to Exhibit 2.1 to Armada’s Registration Statement on Form S-4 as filed with the SEC on March 14, 2013, SEC File No. 333-185185)

2.2	Amendment No. 1 to the Asset Purchase Agreement & Plan of Reorganization dated as of February 19, 2013, among Armada, Mesa and MEI (incorporated by reference to Exhibit 2.2 to Armada’s Registration Statement on Form S-4 as filed with the SEC on March 14, 2013, SEC File No. 333-185185)

3.1*	Amended and Restated By-Laws of Armada

10.1	Form of Assignment and Assumption Agreement between Mesa and MEI entered into on March 28, 2013 (incorporated by reference to Exhibit 10.2 to Armada’s Registration Statement on Form S-4 as filed with the SEC on March 14, 2013, SEC File No. 333-185185)

10.2*	Form of Unlimited Guaranty dated March 28, 2013 by Armada for the benefit of The F&M Bank & Trust Company, for itself and as Collateral Agent

* Filed herewith

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 29, 2013.

Armada Oil, Inc.

By: /s/ Randy M. Griffin

Randy M. Griffin

Chief Executive Officer

8